UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2021

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.
On November 3, 2021, Southwestern Energy Company, a Delaware corporation (“Southwestern”), and Mustang Acquisition Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of Southwestern, entered into an Agreement and Plan of Merger with GEP Haynesville, LLC, a Delaware limited liability company (“GEPH”), pursuant to which, and on the terms and subject to the conditions therein, Southwestern will acquire all of the outstanding units of GEPH (the “Acquisition”).
Southwestern is furnishing on this Form 8-K the audited consolidated financial statements of GEPH and its subsidiaries and the unaudited condensed consolidated financial statements of GEPH and its subsidiaries furnished as Exhibits 99.1 and 99.2 hereto, respectively, because such financial statements are also being provided to financing sources in connection with the financing for the Acquisition.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Descriptions
99.1*
The audited consolidated balance sheets of GEP Haynesville, LLC, as of December 31, 2020 and 2019, and the audited consolidated statements of operations, statements of cash flows and statements of changes in equity of GEP Haynesville, LLC, for the years ended December 31, 2020 and 2019, and the notes related thereto.

99.2*
The unaudited consolidated balance sheet of GEP Haynesville, LLC as of September 30, 2021 and the unaudited consolidated statements of operations, statements of cash flows and statements of changes in equity of GEP Haynesville, LLC for the three months and nine months ended September 30, 2021 and 2020, and the notes related thereto.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
*    Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: December 3, 2021	By:	/s/ CARL F. GIESLER
		Name:	Carl F. Giesler
		Title:	Executive Vice President, Chief Financial Officer